UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.investorvote.com/PZG or scan the ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Important Notice Regarding the Availability of Proxy Materials for the Paramount Gold Nevada Corp. Stockholder Meeting to be Held on December 13, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to stockholders are available at: www.edocumentview.com/PZG Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/PZG. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before December 1, 2022 to facilitate timely delivery.

2NOT COY + 03PF9B Stockholder Meeting Notice Paramount Gold Nevada Corp’s Annual Meeting of Stockholders will be held on Thursday, December 13, 2022 at 11:00 A.M. EST, virtually via the internet at www.meetnow.global/M7K6AQJ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2: 1. Election of Directors: 01 – Rudi Fronk 02 – Glen Van Treek 03 – Rachel Goldman 04 – Christopher Reynolds 05 – Eliseo Gonzalez-Urien 06 – John Carden 07 – Pierre Pelletier 08 – Samantha Espley 2. Vote on the ratification of Moss Adams L.L.P as our Independent Registered Accountants PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PZG. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Paramount Gold Nevada Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by December, 1, 2022.